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                                                                   EXHIBIT 99.2




                                   AGREEMENT

         THIS AGREEMENT ("Agreement") is made and entered into as of the 3rd day of August, 1999, by and among H.T.E., INC., (the "Company"), Dennis J. Harward and Jack L. Harward (collectively the "Executives").


                                   BACKGROUND

         The Executives serve as directors and officers of the Company and certain of its subsidiaries, and the Company and Executives desire to enter into this Agreement to provide for a transition of the Executives' relationship with the Company and its subsidiaries.

         IN CONSIDERATION of the mutual promises contained herein, the parties hereto hereby agree as follows:

         1. Resignations. Upon signing this Agreement, Dennis J. Harward is resigning all positions with the Company (including but not limited to the positions of Chairman of the Board, President, Chief Executive Officer and employee of the Company) except as a director of the Company, and also is resigning all positions with each of the Company's subsidiaries (including but not limited to the positions of director, officer, and employee). Upon signing this Agreement, Jack L. Harward is resigning all positions with the Company (including but not limited to the positions of officer and employee of the Company) except as a director of the Company, and also is resigning all positions with each of the Company's subsidiaries (including but not limited to the positions of director, officer, and employee). The parties agree that the foregoing resignations of the Executives shall be deemed effective, without any action required on the part of any party, as of 9:00 a.m. on August 3, 1999.

         2. Severance Payment. On or before 5:00 p.m. on August 3, 1999, the Executives each shall receive a lump sum payment equal to (i) their base annual salary (which is $350,000 as to Dennis J. Harward and $142,500 as to Jack L. Harward) for a six month period, less applicable tax withholdings, plus (ii) amounts incurred by them to retain their health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") for a six month period. Further, each of the Executives will receive the foregoing base annual salary for a period of eighteen calendar months (commencing with the month of February 2000), less applicable tax withholdings. Such salary shall be paid during such eighteen month period at the same time as the Company pays its other employees. During the foregoing eighteen month period, the Company also shall reimburse the Executives for amounts incurred by them to retain their health insurance coverage under COBRA or, to the extent that the coverage of the Executives expires for purposes of coverage under COBRA, an amount that otherwise would have been paid to the Executives if they had retained their health insurance coverage under COBRA.




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         3.  Director Positions. The Executives may continue their service as directors of the Company for the remainder of the respective term for which each Executive is presently serving, except that if the Executives at any time own less than 30% of the outstanding shares of Company common stock, then one of the Executives (to be determined by them) shall promptly resign as a director of the Company and, further, if the Executives at any time own less than 15% of the outstanding shares of Company common stock, then both Executives will promptly resign as directors of the Company.

         4. Stock Sale Issues. If after the date of this Agreement the Company repurchases shares of its common stock in open market transactions, then the Executives shall have the right to sell to the Company an amount of shares of Company common stock equal to the product obtained by multiplying the percentage of outstanding shares of Company common stock purchased by the Company in such open market transactions by the amount of shares of Company common stock owned by the Executives immediately prior to such open market transaction. In order to facilitate the process for such repurchase of shares from the Executives, the repurchases will be effected after the end of each calendar month. Accordingly, within two business days after the end of a calendar month in which the Company repurchases shares of its common stock in open market transactions, the Company will provide notice to the Executives of the number of shares purchased and the average price per share (computed on a weighted average basis) paid by the Company for such repurchased shares. The Executives will then have the ensuing five business days to notify the Company of the amount of shares that the Executives desire to sell to the Company at such average price per share (and subject to the limitation on amount of shares to be repurchased by the Company set forth above), in which event the Company and the Executives shall close the sale of such shares within two business days thereafter. The repurchase of shares by the Company shall be subject to compliance by the Company with all applicable federal and state securities laws.

             If after the date of this Agreement the Company elects to register a sale of its shares of common stock (excluding shares registered on Form S-4 or Form S-8, or successor forms, under the Securities Act of 1933), the Executives will have the right to require the Company to use reasonable commercial efforts to include in such registration an amount of shares of Company common stock owned by the Executives which, when included with the other shares sold by the Company in such offering, is a percentage of the shares sold in such offering equal to the percentage of Company common stock owned by the Executives immediately prior to such registration. The shares owned by the Executives will be included in such registration on the basis provided in any underwriting arrangements approved by the Company and shall be subject to the Executives completing and executing all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements. In connection with any such registration, the Company shall use reasonable commercial efforts to register and qualify the shares owned by the Executives included in such registration in each jurisdiction reasonably requested by the Executives. The Executives shall pay all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of




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the securities owned by the Executives, and the expenses and fees of any person or entity retained by the Executives in connection with such registration. The rights under this Section 4 shall terminate on January 31, 2001.

         5. Voting Arrangement. Until August 3, 2001, the Executives will not, except in their capacities as members of the board of directors of the Company, directly or indirectly: (i) initiate the "solicitation" of proxies with respect to any Company common stock; or (ii) solicit proxies or become a participant or a "person conducting a solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934) with respect to any Company common stock in opposition to the recommendation of the board of directors of the Company with respect to any matters. In addition, until August 3, 2001, the Executives shall effect such action as may be necessary to insure that (i) all shares of Company common stock which are beneficially owned by them are voted in favor of all of the nominees to, and proposals of, the board of directors as approved by the board of directors, and (ii) are voted and deemed to be present in person or by proxy at all meetings of the shareholders of the Company so that all shares may be counted for purposes of determining the presence of a quorum at such meeting. The certificates representing the shares owned by the Executives shall not be legended to set forth the foregoing agreement, and any shares sold or transferred by the Executives following the date of this Agreement shall not be subject to the provisions of this Section 5 except to the extent to which such shares in the hands of the transferee are considered beneficially owned by either or both of the Executives. For purposes of this Agreement, the terms "beneficially own" and "beneficially owned" shall be determined in accordance with the provisions relating to beneficial ownership of securities included in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

         6. Restrictive Covenants. Commencing August 3, 1999, Dennis J. Harward shall be subject to Sections 6, 7, and 14 of the Employment Agreement dated February 1, 1997 between the Company and Dennis J. Harward, as if such sections were included in this Agreement and made a part hereof, with August 3, 1999 being considered as the date of the termination of Mr. Harward's employment with the Company for purposes of such Sections. Commencing August 3, 1999, Jack L. Harward shall be subject to Sections 6, 7, and 14 of the Employment Agreement dated February 1, 1997 between the Company and Jack L. Harward, as if such sections were included in this Agreement and made a part hereof, with August 3, 1999 being considered as the date of the termination of Mr. Harward's employment with the Company for purposes of such Sections.

         7. Contacts with Employees. The Executives will refrain from having substantive discussions with any employees of the Company about matters of Company business, except contacts with those executive officers necessitated as a part of the performance by the Executives of their obligations as directors of the Company (and in any event will make any such contacts through and in consultation with the Company's Chief Executive Officer or such other persons as permitted by the board of directors).




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         8.  Consultation on Legal Proceedings. Until August 3, 2001, the
Executives will make themselves available for consultation with the Company from time to time as the Company may reasonably request, and to the extent as would not unreasonably interfere with the Executives' then employment commitments, to assist the Company in defending or prosecuting litigation involving the Company with respect to Company services and products.

         9. Non-Disparagement. The parties agree that if inquiry is made to any of the parties (and, as to the Company, its directors) respecting the reason or basis of the change in the Executives' employment or service with the Company, the parties (and, as to the Company, its directors) will respond to the effect that the Executives entered into an arrangement with the Company to provide for a transition in the management of the Company and the opportunity for the Executives to pursue other business endeavors, and that the Executives intend to continue their service as members of the board of directors of the Company.

         10. Stock Options. To the extent that such action does not jeopardize the tax qualified status of the Company's stock option plan, the Company will cause the stock options that are currently held by the Executives to be amended (or reissued) on terms that will provide for the Executives to have the right to exercise such options at any time, and from time to time, after the date of this Agreement and on or before August 3, 2001, at the exercise price set forth in such options immediately prior to such amendment or reissuance.

         11. Attorneys' Fees. On or before 5:00 p.m. on August 3, 1999 and upon submission to the Company by the Executives' counsel of an invoice therefor, the Company will pay the reasonable legal fees incurred by the Executives in connection with the matters relating to this Agreement in an amount not to exceed $24,000 in the aggregate (as to which $10,000 has been previously paid by the Company) plus reasonable out-of-pocket expenses.

         12. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court located in Orange or Seminole counties, Florida and the parties agree to be subject to the jurisdiction of such courts.

         13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any way unless by written instrument signed by the parties.

         14. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be personally delivered by courier, sent by registered or certified mail, return receipt requested, or sent by confirmed facsimile transmission addressed as set forth herein. Notices personally delivered, sent by facsimile or sent by overnight courier shall be deemed given on the date of delivery and notices mailed in accordance with the foregoing shall be deemed given upon the earlier of receipt by the addressee, as evidenced by the return receipt thereof, or three days after deposit in the U.S. Mail. Notice shall be sent to the parties at the




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address set forth below their respective signatures to this Agreement, or to such other address as any party hereto may from time to time give notice of to the others.

         15. Benefits; Binding Effect. This Agreement shall be for the benefit of and binding upon the parties hereto and their respective heirs, personal representatives, legal representatives, successors and, where applicable, assigns, including, without limitation, any successor to the Company whether by merger, consolidation, sale of stock, sale of assets or otherwise.

         16. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally upon their being valid in law and, in the event that any one or more of the words, phrases, sentences, clauses, or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by the length of time or size or area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

         17. Waivers. No waiver by any party hereto of a breach or violation of any term or provision of this Agreement shall operate or be construed as a waiver of any subsequent breach or violation.

         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         19. Equitable Remedies. The parties agree that, in the event of a breach of this Agreement by any party, the other party or parties may be without an adequate remedy at law owing to the unique nature of the contemplated transactions. In recognition thereof, in addition to (and not in lieu of) any remedies at law that may be available to the non-breaching party, the non-breaching party shall be entitled to obtain equitable relief, including the remedies of specific performance and injunction, in the event of a breach of this Agreement by the other party, and no attempt on the part of the non-breaching party to obtain such equitable relief shall be deemed to constitute an election of remedies by the non-breaching party that would preclude the non-breaching party from obtaining any remedies at law to which it would otherwise be entitled. The parties shall not be required to post any bond in connection with any proceeding sought to obtain equitable relief.




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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                         H.T.E., INC.
                                         1000 Business Center Drive
                                         Lake Mary, Florida 32746


                                         By: /s/ Brian B. Heafy
                                            -----------------------------------
                                         Title:  Vice-President


                                         /s/ Dennis J. Harward
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                                         Address:
                                                 ------------------------------

                                                 ------------------------------

                                         /s/ Jack L. Harward
                                         --------------------------------------
                                         Address:
                                                 ------------------------------

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